LONG-TERM INVESTING IN A SHORT-TERM WORLD SM

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED AUGUST 31, 1997

Offering investors teh oppoortunity for high current income consistent with low volatility of principal

KEMPER ADJUSTABLE RATED
U.S. GOVERNMENT FUND

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
10
REPORT OF INDEPENDENT AUDITORS
11
FINANCIAL STATEMENTS
13
NOTES TO FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS


At A GLANCE
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

--------------------------------------------------------------------------------

Class A                        6.75
Class B                        5.96
Class C                        5.98
Lipper Adjustable Rate
Morgage Funds Category
Average*                       6.59
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    8/31/97   8/31/96
--------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS A      $8.31     $8.22
--------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS B      $8.32     $8.23
--------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS C      $8.33     $8.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER ADJUSTABLE RATE MORTGAGE FUNDS
CATEGORY

                 CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
      1-YEAR     #23 of 46 funds       #36 of 46 funds       #34 of 46 funds
--------------------------------------------------------------------------------
      5-YEAR    #14 of 28                    N/A                   N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF AUGUST 31, 1997.

                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:     $0.4509   $0.3905   $0.3928
--------------------------------------------------------------------------------
AUGUST
DIVIDEND:            $0.0385   $0.0334   $0.0335
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                 5.56%     4.82%     4.83%
--------------------------------------------------------------------------------
SEC YIELD+:            5.00%     4.48%     4.52%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR FIXED INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style
Box is based on a portfolio date as of August 31, 1997.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of and do not represent future performance. Please consult the prospectus for a description of investment policies.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $86 BILLION IN ASSETS, INCLUDING $49 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

A self-regulating economy, a balanced budget agreement and a positive stock market all have contributed to another excellent year for investors. Given the extended length of today's bull market (which celebrated its 15th anniversary on August 12), it is prudent to wonder whether the end is near. Our position is that while there is a certain precariousness to today's environment, which we will elaborate on below, we see little to suggest that there will be more than occasional market corrections.

  Bipartisan agreement to balance the federal budget by the year 2002 represents significant progress that should benefit investors over the long term. By reducing the burden of capital gains and eliminating certain tax loopholes, the Taxpayer Relief Act of 1997 and the Balanced Budget Act of 1997 have the potential to meaningfully affect behavior. Now that the ceiling has been raised on capital gains from the sale of a home, empty nesters will be more inclined to move out of homes and into smaller condominiums. Added investment and savings options should help boost the country's sagging savings rate. From a social perspective, government's action to widen the difference between the taxation rate on capital gains and on income reflects a conscious effort to encourage capital investment. The more people and businesses can do for themselves, the less likely they are to rely on the government, which should help restrain federal spending.

  The maximum tax on long-term capital gains is now 20 percent versus a maximum of approximately 40 percent on ordinary income earned by Americans in the highest income tax brackets. This dramatic difference could have some influence on the management of mutual funds in the future. Although few investment decisions are based on their tax consequences, the legislation supports a "buy and hold" approach to investing, by which a mutual fund generates investment returns through gains on investments held 18 months or longer. Such gains are taxed at the reduced capital gains rate. On the margin, portfolio managers should focus on long-term investing -- the strategy that we have always supported.

  In addition, mutual funds will gain investment flexibility with the new law's repeal of what has been called the "short/short rule." Previously, investment companies had been subject to a 30 percent limitation on total income arising from the sale of securities held less than three months -- or face severe tax consequences. The lifting of this limitation provides newer funds, in particular, with much needed maneuvering ability.

  You can expect to hear more from Kemper about the implications of the new legislation, and specifically about the tax reporting changes, over the next several weeks and months. Overall, we believe that this legislation is something the country can be proud of. It represents years of a commitment on the part of the federal government to hold spending in check and refrain from creating new programs. Expanding corporate revenues and profits in an extended period of low inflation also contributed to making this investor-friendly environment possible.

  As we look toward the end of the year, we see little to trouble us. The economy appears to be in excellent condition. Continuing the alternatingly fast/slow pace that we have experienced for several months, the fast-growing first quarter was followed by a slower second quarter. Such self-regulation has minimized any need for the Federal Reserve Board to raise interest rates again. We don't rule out the possibility of another hike in the fourth quarter, however.

  Inflation is very low. In spite of unemployment being the lowest we have seen in decades, wage pressures are still manageable. Strong productivity, attributable to technological advances and better management practices, has produced largely non-inflationary economic growth. This environment is one of the best in decades.

  Our primary concern is the very high valuations of the stock market. All things considered, it is difficult to see where we can go from here. With prices at such heady levels, the market can be expected to react negatively to even minor earnings disappointments, as we saw in August. Kemper's response to this market is to

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic Activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                 NOW (09/30/97)    6 MONTHS AGO    1 YEAR AGO     2 YEARS AGO
   10-year Treasury Rate (1)         6.21               6.89           6.53           6.04
   Prime Rate (2)                    8.5                8.5            8.25           8.75
   Inflation rate (3)                2.22               2.76           3.07           2.54
   The U.S. Dollar (4)               8.76               9.32           4.74          -1.05
   Capital Goods Orders (5)*        11.11               8.1            3.77           9.42
   Industrial Production (5)*        4.75               4.91           2.65           3.43
   Employment Growth (6)             2.23               2.27           2.1            2.19

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of August 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENT, INC.

remain fully invested and to reduce risk by diversifying across a wider group of investment opportunities. Research, the first step in stock selection, is key in this kind of a market.

  Bond markets are obviously cheered by recent events, and prospects for income investors continue to be positive. Interest rates are stable and credit quality has not been an issue. A dwindling supply of municipal bonds has enabled municipal investments to outperform U.S. Treasuries.

  In such a fully valued domestic market, it can make sense to look to international markets for their growth potential. The strength of the dollar thus far this year has diminished returns but international opportunities look bright.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

October 8, 1997

                            [INSERT TIMBERS LETTER]



ECONOMIC OVERVIEW

[TIMBERS PHOTO]

                            [INSERT TIMBERS LETTER]



ECONOMIC OVERVIEW

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN MARCH 1996 AS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. VANDENBERG HAS MORE THAN 23 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

[BYRNES PHOTO]

ELIZABETH BYRNES JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1982 AND IS A FIRST VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. BYRNES RECEIVED HER B.S. DEGREE FROM MIAMI UNIVERSITY, OXFORD, OHIO, AND IS A CERTIFIED PUBLIC ACCOUNTANT.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND CLASS A SHARES PERFORMED
WELL DURING ITS FISCAL YEAR ENDED AUGUST 31, 1997, BEATING ITS PEER GROUP AVERAGE AS MEASURED BY LIPPER ANALYTICAL SERVICES, INC. THE FUND BEAT THE AVERAGE OF ITS PEERS' (LIPPER'S 46 ADJUSTABLE RATE MORTGAGE FUNDS) AVERAGE ANNUAL TOTAL RETURNS FOR THE 1-YEAR, 3-YEAR AND 5-YEAR PERIODS (UNADJUSTED FOR ANY SALES CHARGE). DURING THE REPORTING YEAR, THE ECONOMY CONTINUED TO EXPERIENCE LOW INFLATION DESPITE MODERATE ECONOMIC GROWTH. PORTFOLIO CO-MANAGERS ELIZABETH BYRNES AND RICHARD VANDENBERG EXPLAIN HOW THEY POSITIONED THE FUND TO EXCEL IN THIS ECONOMIC ENVIRONMENT.

Q     THE FEDERAL RESERVE BOARD (THE FED) INCREASED SHORT-TERM INTEREST RATES BY
0.25 PERCENT IN MARCH. WHAT CAUSED THE FED TO ACT?

A     Let's look at the fixed-income environment from the start of Kemper
Adjustable Rate U.S. Government Fund's fiscal year to the Fed's action in March. The fund began its fiscal year, September 1996, amidst moderate economic growth, benign inflation and stable interest rates. The fixed-income market overall was benefiting from this environment. Relatively weak Gross Domestic Product (GDP) figures were released that supported this economic state. The market maintained a positive tone through the end of November. The outcome of the November elections kept Republicans in control of Congress and the investment markets rallied upon hearing the news. Between August 31, 1996, and November 30, 1996, the one-year Treasury's yield declined 53 basis points to 5.37 percent.

      Things started to change in December when Federal Reserve Board Chairman Alan Greenspan commented that the market was acting with "irrational exuberance," meaning he thought that the prices of securities might be overvalued. In January, stronger economic growth surfaced, including higher-than-expected fourth quarter GDP growth and better-than-expected holiday retail sales. Investors remained cautious as it appeared likely the Fed would move to raise interest rates to slow the economy and keep inflation under control. Remember, strong economic growth indicates the potential for higher inflation. Inflation is negative for bond investors as it erodes the "real" value of fixed-income investments.

      The markets' fears were realized when the Fed increased short-term interest rates in March by 0.25 percent. This was considered a preemptive move aimed at slowing growth in the economy to maintain a low rate of inflation. All markets suffered with this move and yields rose and prices of bonds fell. By the end of March, the yield on the one-year Treasury had risen to 6 percent.

      In April, economic growth once again appeared to slow. As no signs of inflation surfaced, the markets began to recover and yields tended to fall or remain stable through August 31, the fund's fiscal year end.

PERFORMANCE UPDATE

Q     WHAT DID YOU DO TO KEEP THE FUND'S PERFORMANCE SOUND AMIDST THIS ACTIVITY
IN THE MARKET AND ECONOMY?

A     In October 1996, in the early part of the fund's fiscal year when there was little concern about the Fed tightening interest rates, we extended the duration of the fund. Previously we had held a defensive position because growth was strong. We moved to a more neutral position as growth moderated and as the Fed passed on tightening rates in September. Remember, the longer a fund's duration, the more sensitive it is to interest rate changes. As rates decline, a longer duration supports more price appreciation of an asset than a shorter duration given the same circumstances. We were not convinced, however, that rates would continue to decline, so we were modest in our extension.

      As rates fell, we bought teaser adjustable rate mortgages (ARMs) and reduced short-duration Treasuries in the portfolio. Teaser rate ARMs perform well as interest rates decline because they carry below market rates to attract borrowers to an adjustable-rate rather than a fixed-rate mortgage. In January, we sold our teaser rate ARMs at a profit. We had moved in and out of teasers to take advantage of the sharp decline in rates that occurred at the start of the period. We did not expect interest rate declines of that magnitude to continue, so we began adding Government National Mortgage Association (GNMA) mortgages. GNMAs are securities with longer durations but that tend to be less volatile than teaser-rate mortgages. The fund benefited from its defensive position going into March when the Fed raised the federal funds rate. The fund not only outperformed its peer group average in March, it also gained 0.21 percent.

      Moving forward to April 1997, it became apparent that the economy was again slowing down so we extended the duration of the fund and carried that position through the beginning of August. Our timing of duration adjustments had been good through the year, and in general, ARMs have performed well.

Q     HOW DID THE FUND FARE IN COMPARISON WITH OTHER MARKETS?

A     This fund did very well and outperformed the Salomon Brothers 6-Month
T-Bill Index*. Kemper Adjustable Rate U.S. Government Fund returned 6.75 percent (Class A shares unadjusted for sales charge) for the one-year period, compared with the Index, which returned 5.43 percent.

Q     WILL YOU DO ANYTHING DIFFERENT IF THE FED RAISES RATES AGAIN?

A     If the Fed tightens rates again, we would reduce our exposure to GNMAs.
However, we will not wait for the Fed to make a move before we act. If we see economic data that tells us the economy is ripe for an interest rate increase, we'll act then to help protect the fund.

Q     WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A     We're keeping the fund close to a neutral duration. Growth picked up at the end of the fiscal year, close to 4 percent GDP growth over the past several quarters and it looks like growth for the calendar year will come in between 3 and 4 percent. We want to be cautious in case this relatively strong GDP growth prompts the Fed to raise rates again before the end of 1997. The inflation outlook remains very positive for the fixed-income market, and the Fed is unlikely to raise rates as long as inflation is benign.

      The fund is fully invested, meaning the fund is not keeping any cash reserves. At the same time, we're avoiding excessive risk by being invested in lower-risk bonds. We're favoring fully indexed seasoned ARMs. GNMA ARMs in a flattening interest rate environment should perform well and they are relatively inexpensive.

* Salomon Brothers 6-month T-Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill. Rates of Treasury obligations are fixed at issuance, and payment of principal and interest is backed by the U.S. Treasury. Market value will generally fluctuate inversely with interest rates prior to maturity and will equal par at maturity. Due to their short maturities, Treasury Bills experience very low market volatility.

PERFORMANCE UPDATE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED AUGUST 31, 1997 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                      1-YEAR   5-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE U.S. GOVERNMENT A           2.99%    3.90%       6.25%       (since 9/1/87)
------------------------------------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE U.S. GOVERNMENT B           2.96%     N/A        4.02        (since 5/31/94)
------------------------------------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE U.S. GOVERNMENT C           5.98%     N/A        4.65        (since 5/31/94)
------------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 9/1/87 to 8/31/97
--------------------------------------------------------------------------------

                                                    9/1/87        12/31/90      12/31/93       8/31/97
------------------------------------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government
  Fund Class A(1)                                    10000         12315          15547         18330
Salomon Brothers 6-month T-bill*                     10000         10000          15641         18831
Consumer Price Index++                               10000         11696          12745         14030
------------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 1/1/92 to 8/3/97
--------------------------------------------------------------------------------

                                                    1/1/92        12/31/93      12/31/95       8/31/97
------------------------------------------------------------------------------------------------------------
Kemper U.S. Government Securities Fund Class B(1)    10000         10739          11601         12662
Salomon Brothers 30 Year GNMA Index+                 10000         11130          12433         13876
Consumer Price Indexx++                              10000         10573          11131         11639
------------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 5/31/94 to 8/31/97
--------------------------------------------------------------------------------

                                                    5/31/94       12/31/95      12/31/96       8/31/97
------------------------------------------------------------------------------------------------------------
Kemper U.S. Government Securrities Fund Class C(1)  10000          10744         11155          11370
Salomon Brothers 30 Year GNMA Index+                10000          11289         12046          12600
Consumer Price Index++                              10000          10407         10753          10881
------------------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 3.5 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3 percent; 5-year, 1 percent; since inception, 0 percent and for Class C shares no adjustment for sales charge. The maximum Class B share CDSC is 4 percent. For Class C shares there is a 1 percent CDSC on certain redemptions within the first year of purchase.

Please note the Kemper Adjustable Rate U.S. Government Fund was previously the Kemper Enhanced Government Income Fund. The fund's investment objective and policies were changed on January 1, 1992. Prior to the changes, the fund's objective was to seek high current return by investing primarily in U.S. Government securities. Since the change, the fund's objective has been to seek high current income consistent with low volatility of principal. The fund seeks its new objective by investing primarily in adjustable rate U.S. Government securities. The first chart represents the life of fund performance (since September 1, 1987) and the following charts represent the fund's performance under its new objective (since January 1, 1992).

(1) Performance includes reinvestment of dividends and adjustment for the applicable sales charge in effect at the end of the period. In comparing the Kemper Adjustable Rate U.S. Government Fund performance to the Lehman Brothers Adjustable Rate Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

 ** Salomon Brothers 6-month T-Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill. Rates of Treasury obligations are fixed at issuance, and payment of principal and interest is backed by the U.S. Treasury. Market value will generally fluctuate inversely with interest rates prior to maturity and will equal par at maturity. Due to their short maturities, Treasury Bills experience very low market volatility.

  + The Lehman Brothers Adjustable Rate Index is a broad market capitalization index of the agency Adjustable Rate Mortgage market. All securities in the index have rates that periodically adjust based on a spread over a published index, and all are government agency guaranteed. Source is Lehman Brothers.

 ++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.

PERFORMANCE UPDATE

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/94 to 8/31/97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                    5/31/94     12/31/95    12/31/96      8/31/97
------------------------------------------------------------------------------------------------------------------
Kemper Adjustable Rate U.S. Government Fund
Class C(1)                                           10000       10750       11180         11595
Lehman Brothers Adjustable Rate Index+               10000       11289       12046         12600
Consumer Price Index++                               10000       10407       12600         10881


PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                           [PIE GRAPH]         [PIE CHART]
                           ON 8/31/97          ON 8/31/96

------------------------------------------------------------------------------------------------------------------
                                        ON 8/31/97                    ON 8/31/96
------------------------------------------------------------------------------------------------------------------
    GOVERNMENT AGENCIES ARMS                91%                           82%
------------------------------------------------------------------------------------------------------------------
    FIXED RATE AGENCY SECURITIES             1                             1
------------------------------------------------------------------------------------------------------------------
    GOVERNMENT BONDS:
------------------------------------------------------------------------------------------------------------------
      SHORT-TERM                             8                            11
------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE-TERM                     --                             6
------------------------------------------------------------------------------------------------------------------
                                           100%                          100%

DURATION

------------------------------------------------------------------------------------------------------------------
                                        ON 8/31/97                    ON 8/31/96
------------------------------------------------------------------------------------------------------------------
    DURATION                           3.6 years                       3.1 years
------------------------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                      INTEREST                PRINCIPAL
       U.S. GOVERNMENT OBLIGATIONS                  TYPE                RATE       MATURITY    AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                             Notes                     9.25%            1998      $ 3,500    $  3,610
SECURITIES - 23.2%                                                  9.125            1999        4,000       4,203
(Cost: $19,125)                                                     6.75             1999        3,000       3,039
                                                                    6.25             1999        4,000       4,019
                                                                    7.75             2000        4,000       4,150
                                          ------------------------------------------------------------------------
                                                                                                            19,021
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                         Adjustable rate           7.745-8.103      2022       18,601      19,308
MORTGAGE CORPORATION -                    mortgages (a)             7.826-7.882      2023        6,531       6,747
45.3%                                                               7.944            2025        6,455       6,688
(Cost: $36,862)                                                     7.572            2026        3,911       4,050
                                          Fixed rate collateralized 11.25            2010          263         286
                                          mortgage obligations      11.00            2014           72          72

                                          ------------------------------------------------------------------------
                                                                                                            37,151
------------------------------------------------------------------------------------------------------------------
GOVERNMENT                                Adjustable rate           7.375            2022        6,044       6,213
NATIONAL MORTGAGE                         mortgages (a)             6.00-7.00        2027       18,000      18,228
ASSOCIATION - 30.3%
(Cost: $24,814)                           Pass-through              11.00            2018          344         381
                                          certificates
                                          ------------------------------------------------------------------------
                                                                                                            24,822
------------------------------------------------------------------------------------------------------------------
FEDERAL                                   Adjustable rate           7.376            2019        3,403       3,495
NATIONAL MORTGAGE                         mortgages (a)             7.923            2021        1,708       1,776
ASSOCIATION - 15.9%                                                 7.939            2023        2,643       2,746
(Cost: $12,948)                                                     7.716            2025        4,790       4,985
                                          ------------------------------------------------------------------------
                                                                                                            13,002
------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--114.7%
                                          (Cost: $93,749)                                                   93,996
                                          ------------------------------------------------------------------------
                                          LIABILITIES, LESS CASH AND OTHER ASSETS--(14.7)%                 (12,029)
                                          ------------------------------------------------------------------------
                                          NET ASSETS--100%                                                $ 81,967
                                          ------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Adjustable rate securities. The interest rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on August 31, 1997. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $93,749,000 for federal income tax purposes at August 31, 1997, the gross unrealized appreciation was $415,000, the gross unrealized depreciation was $168,000 and the net unrealized appreciation on investments was $247,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Adjustable Rate U.S. Government Fund as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Adjustable Rate U.S. Government Fund at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $93,749)                                                 $ 93,996
------------------------------------------------------------------------
Cash                                                                 863
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   139
------------------------------------------------------------------------
  Investments sold                                                 4,874
------------------------------------------------------------------------
  Interest                                                           922
------------------------------------------------------------------------
    TOTAL ASSETS                                                 100,794
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Dividends                                                          118
------------------------------------------------------------------------
  Fund shares redeemed                                               272
------------------------------------------------------------------------
  Investments purchased                                           18,311
------------------------------------------------------------------------
  Management fee                                                      38
------------------------------------------------------------------------
  Distribution services fee                                            5
------------------------------------------------------------------------
  Administrative services fee                                         15
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              36
------------------------------------------------------------------------
  Trustees' fees                                                      32
------------------------------------------------------------------------
    Total liabilities                                             18,827
------------------------------------------------------------------------
NET ASSETS                                                      $ 81,967
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $ 91,703
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (10,640)
------------------------------------------------------------------------
Net unrealized appreciation on investments                           247
------------------------------------------------------------------------
Undistributed net investment income                                  657
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 81,967
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($73,504 / 8,849 shares outstanding)                             $8.31
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.61
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($7,404 / 890 shares outstanding)                                $8.32
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,059 / 127 shares outstanding)                                $8.33
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------
Interest income                                                                    $6,048
-------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      493
-------------------------------------------------------------------------------------------
  Distribution services fee                                                            60
-------------------------------------------------------------------------------------------
  Administrative services fee                                                         189
-------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                              336
-------------------------------------------------------------------------------------------
  Professional fees                                                                    50
-------------------------------------------------------------------------------------------
  Reports to shareholders                                                              26
-------------------------------------------------------------------------------------------
  Trustees' fees and other                                                             19
-------------------------------------------------------------------------------------------
    Total expenses                                                                  1,173
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               4,875
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------

 Net realized gain on sales of investments (including
  options purchased)                                                                  403
-------------------------------------------------------------------------------------------
 Net realized gain from futures transactions                                          119
-------------------------------------------------------------------------------------------
  Net realized gain                                                                   522
-------------------------------------------------------------------------------------------
 Change in net unrealized depreciation on investments                                 341
-------------------------------------------------------------------------------------------
Net gain on investments                                                               863
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $5,738
-------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED AUGUST 31,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
 Net investment income                                          $  4,875              6,197
-------------------------------------------------------------------------------------------
 Net realized gain (loss)                                            522                (20)
-------------------------------------------------------------------------------------------
 Change in net unrealized appreciation/depreciation                  341               (928)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               5,738              5,249
-------------------------------------------------------------------------------------------
Net equalization charges                                            (127)              (272)
-------------------------------------------------------------------------------------------
Distribution from net investment income                           (4,810)            (6,117)
-------------------------------------------------------------------------------------------
Net decrease from capital share transactions                     (13,311)           (34,140)
-------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (12,510)           (35,280)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                 94,477            129,757
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $657 and $718, respectively)                                 $ 81,967             94,477
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through August 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At August 31, 1997, the Fund had $13,443,000 in purchase commitments outstanding (16% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at August 31, 1997, amounting to approximately $10,622,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $493,000 for the year ended August 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS
                                                                       RETAINED     COMMISSIONS ALLOWED
                                                                        BY ZKDI       BY ZKDI TO FIRMS
                                                                      -----------   --------------------
                             Year ended August 31, 1997                 $8,000             58,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC          DISTRIBUTION FEES
                                                                     RECEIVED BY          PAID BY ZKDI
                                                                        ZKDI                TO FIRMS
                                                                  -----------------   ---------------------
                             Year ended August 31, 1997                $91,000               120,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in

NOTES TO FINANCIAL STATEMENTS

                             turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID BY      ASF PAID BY ZKDI
                                                                  THE FUND TO ZKDI        TO FIRMS
                                                                  -----------------   -----------------
                             Year ended August 31, 1997               $189,000             188,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $249,000 for the year ended August 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the year ended August 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended August 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $241,278

                             Proceeds from sales                         247,926

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                     YEAR ENDED AUGUST 31,
                                                             1997                            1996
                                                     ---------------------           ---------------------
                                                     SHARES        AMOUNT            SHARES        AMOUNT
                             -----------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                1,089        $ 8,931            3,196        $ 26,308
                             -----------------------------------------------------------------------------
                              Class B                  626          5,196              352           2,925
                             -----------------------------------------------------------------------------
                              Class C                   82            680              126           1,046
                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             -----------------------------------------------------------------------------

                              Class A                  369          3,054              500           4,138
                             -----------------------------------------------------------------------------
                              Class B                   33            271               27             224
                             -----------------------------------------------------------------------------
                              Class C                    7             55                6              51
                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------
                              SHARES REDEEMED
                             -----------------------------------------------------------------------------

                              Class A                (3,198)      (26,282)           (8,043)       (66,310)
                             -----------------------------------------------------------------------------
                              Class B                 (523)        (4,338)            (182)         (1,513)
                             -----------------------------------------------------------------------------
                              Class C                 (106)          (878)            (122)         (1,009)
                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             -----------------------------------------------------------------------------

                              Class A                   11             93               14             113
                             -----------------------------------------------------------------------------
                              Class B                  (11)           (93)             (14)           (113)
                             -----------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE TRANSACTIONS          $(13,311)                       $(34,140)
                             -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At August 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $89,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at August 31, 1997:

                                                                  FACE         EXPIRATION      GAIN AT
                                           TYPE                  AMOUNT          MONTH         8/31/97
                             -------------------------------------------------------------------------
                             U.S. Treasury Note                $5,080,000      Sep '97         $9,000

FINANCIAL HIGHLIGHTS

                                                        ----------------------------------------
                                                                      Class A
                                                               YEAR ENDED AUGUST 31,
                                                        ----------------------------------------
                                                        1997       1996   1995   1994   1993
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $8.22       8.30   8.33   8.68   8.63
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .45        .46    .48    .34    .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .09       (.09)  (.04)  (.29)   .02
------------------------------------------------------------------------------------------------
Total from investment operations                         .54        .37    .44    .05    .49
------------------------------------------------------------------------------------------------
Less distribution from net investment income             .45        .45    .47    .40    .44
------------------------------------------------------------------------------------------------
Net asset value, end of year                           $8.31       8.22   8.30   8.33   8.68
------------------------------------------------------------------------------------------------
TOTAL RETURN                                            6.75%      4.55   5.52    .59   5.87
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
Expenses                                                1.25%      1.15   1.10    .93    .21
------------------------------------------------------------------------------------------------
Net investment income                                   5.50%      5.49   5.76   3.96   5.44
------------------------------------------------------------------------------------------------

                                           ----------------------------------------    ---------------------------------------
                                                           Class B                                     Class C
                                           ----------------------------------------    ---------------------------------------
                                                                           MAY 31                                     MAY 31
                                              YEAR ENDED AUGUST 31,          TO          YEAR ENDED AUGUST 31,          TO
                                           ---------------------------   AUGUST 31,    --------------------------   AUGUST 31,
                                           1997       1996       1995       1994       1997      1996       1995       1994
-----------------------------------------------------------------------------------    ---------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------    ---------------------------------------
Net asset value, beginning of period       $8.23       8.31       8.32      8.37       8.24       8.32       8.33      8.37
-----------------------------------------------------------------------------------    ---------------------------------------
Income from investment operations:
  Net investment income                      .39        .40        .43       .07       .39         .40        .43       .08
-----------------------------------------------------------------------------------    ---------------------------------------
  Net realized and unrealized gain (loss)    .09       (.09)      (.04)     (.04)      .09        (.09)      (.04)     (.04)
-----------------------------------------------------------------------------------    ---------------------------------------
Total from investment operations             .48        .31        .39       .03       .48         .31        .39       .04
-----------------------------------------------------------------------------------    ---------------------------------------
Less distribution from net investment
  income                                     .39        .39        .40       .08       .39         .39        .40       .08
-----------------------------------------------------------------------------------    ---------------------------------------
Net asset value, end of period             $8.32       8.23       8.31      8.32       8.33       8.24       8.32      8.33
-----------------------------------------------------------------------------------    ---------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               5.96%      3.79       4.84       .34       5.98       3.82       4.89       .47
-----------------------------------------------------------------------------------    ---------------------------------------

-----------------------------------------------------------------------------------    ---------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------    ---------------------------------------

Expenses                                    1.93%      1.89       1.85      1.96       1.88       1.89       1.79      1.88
-----------------------------------------------------------------------------------    ---------------------------------------
Net investment income                       4.82%      4.75       5.01      3.36       4.87       4.75       5.07      3.52
-----------------------------------------------------------------------------------    ---------------------------------------

-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                              1997      1996     1995      1994      1993
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)     $81,967   94,477   129,757   202,815   212,694
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          249%     272       308       533       138
-----------------------------------------------------------------------------------------------

NOTES:
ZKI agreed to waive its management fee and absorb certain operating expenses during a portion of the fiscal year ended August 31, 1992. Thereafter, these expenses were gradually reinstated from December 31, 1992 through January 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90% for the year ended August 31, 1994, and .95% and 4.70% for the year ended August 31, 1993.

Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                                     OFFICERS

STEPHEN B. TIMBERS                           ELIZABETH A. BYRNES
President and Trustee                        Vice President

DAVID W. BELIN                               CHARLES R. MANZONI, JR.
Trustee                                      Vice President

LEWIS A. BURNHAM                             JOHN E. NEAL
Trustee                                      Vice President

DONALD L. DUNAWAY                            ROBERT C. PECK, JR.
Trustee                                      Vice President

ROBERT B. HOFFMAN                            RICHARD L. VANDENBERG
Trustee                                      Vice President

DONALD R. JONES                              PHILIP J. COLLORA
Trustee                                      Vice President and
                                             Secretary
SHIRLEY D. PETERSON
Trustee                                      JEROME L. DUFFY
                                             Treasurer
WILLIAM P. SOMMERS
Trustee                                      ELIZABETH C. WERTH
                                             Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           ZURICH KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Ave.
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               ZURICH KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]

Printed in the U.S.A. on recycled paper
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KARGF - 2 (10/97) 1038280